EXHIBIT 10.94







                               $100,000,000


                        WAREHOUSE LENDING AGREEMENT


                         Dated as of May 17, 1996


                                   AMONG



                  THE AEGIS CONSUMER FUNDING GROUP,
INC.,
                               as Guarantor,


                       AEGIS CONSUMER FINANCE, INC.,
                               as Guarantor,


                       AEGIS AUTO FUNDING CORP. III,
                               as Borrower,

                                    AND


                GREENWICH CAPITAL FINANCIAL PRODUCTS,
INC.,
                                 as Lender




                                               TABLE OF
CONTENTS


ARTICLE I. DEFINITIONS; CONSTRUCTION . . . . . . . . .
 . . . . . . . . .  1
     Section 1.01.  Definitions. . . . . . . . . . . .
 . . . . . . . . .  1
     Section 1.02.  Accounting Terms and
          Determinations . . . . . . . . . . . . . . .
 . . . . . . . . . 15
     Section 1.03.  Other Definitional
          Terms. . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 15

ARTICLE II. AMOUNT AND TERMS OF THE LOANS
     . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 15
     Section 2.01.  The Loans. . . . . . . . . . . . .
 . . . . . . . . . 15
     Section 2.02.  The Note . . . . . . . . . . . . .
 . . . . . . . . . 16
     Section 2.03.  Making the Loans . . . . . . . . .
 . . . . . . . . . 16
     Section 2.04.  Use of Proceeds. . . . . . . . . .
 . . . . . . . . . 16

ARTICLE III. FEES, INTEREST, PAYMENTS,
     ETC.. . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 17
     Section 3.01.  Non-Utilization Fee. . . . . . . .
 . . . . . . . . . 17
     Section 3.02.  Interest on the
          Loans. . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 17
     Section 3.03.  No Optional
          Prepayments. . . . . . . . . . . . . . . . .
 . . . . . . . . . 17
     Section 3.04.  Mandatory Repayments
          and Prepayments. . . . . . . . . . . . . . .
 . . . . . . . . . 17
     Section 3.05.  Funds; Manner of
          Payment. . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 18
     Section 3.06.  Default Interest . . . . . . . . .
 . . . . . . . . . 19
     Section 3.07.  Requirements of Law. . . . . . . .
 . . . . . . . . . 19
     Section 3.08.  Indemnity. . . . . . . . . . . . .
 . . . . . . . . . 20
     Section 3.09.  Illegality;
          Substituted Interest Rate,         etc.
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 20
     Section 3.10.  Application of
          Payments, etc. . . . . . . . . . . . . . . .
 . . . . . . . . . 21
     Section 3.11.  Collection Account,
          etc. . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 22
     Section 3.12.  Extension of
          Termination Date . . . . . . . . . . . . . .
 . . . . . . . . . 22

ARTICLE IV. CONDITIONS TO CLOSING AND THE
     LOANS . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 22
     Section 4.01.  Conditions Precedent
          to the Closing . . . . . . . . . . . . . . .
 . . . . . . . . . 22
     Section 4.02.  Conditions Precedent
          to All Loans . . . . . . . . . . . . . . . .
 . . . . . . . . . 25

ARTICLE V. REPRESENTATIONS AND WARRANTIES
     . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 27
     Section 5.01.  Existence; Conduct of
          Business . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 27
     Section 5.02.  Corporate Power and
          Authority. . . . . . . . . . . . . . . . . .
 . . . . . . . . . 27
     Section 5.03.  No Violation . . . . . . . . . . .
 . . . . . . . . . 27
     Section 5.04.  Approvals,
          Authorizations, Consents,          etc.
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 28
     Section 5.05.  No Litigation. . . . . . . . . . .
 . . . . . . . . . 28
     Section 5.06.  Tax Liability. . . . . . . . . . .
 . . . . . . . . . 28
     Section 5.07.  Regulation G . . . . . . . . . . .
 . . . . . . . . . 28
     Section 5.08.  Permits, Licenses,
          Approvals, Consents,
          Compliance with Requirements of
          Law,           etc.. . . . . . . . . . . . .
 . . . . . . . . . 28
     Section 5.09.  Financial Statements;
          Material Adverse         Change
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 29
     Section 5.10.  The Investment
          Company Act, Etc.. . . . . . . . . . . . . .
 . . . . . . . . . 29
     Section 5.11.  The Security
          Agreement. . . . . . . . . . . . . . . . . .
 . . . . . . . . . 29
     Section 5.12.  Eligible Contracts . . . . . . . .
 . . . . . . . . . 29
     Section 5.13.  Ownership of
          Properties; Insurance. . . . . . . . . . . .
 . . . . . . . . . 29
     Section 5.14.  Ownership of the
          Borrower . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 29
     Section 5.15.  Full Disclosure. . . . . . . . . .
 . . . . . . . . . 29
     Section 5.16.  Intellectual
          Property.. . . . . . . . . . . . . . . . . .
 . . . . . . . . . 30
     Section 5.17.  ERISA. . . . . . . . . . . . . . .
 . . . . . . . . . 30
     Section 5.18.  Subsidiaries.. . . . . . . . . . .
 . . . . . . . . . 30
     Section 5.19.  Related Documents. . . . . . . . .
 . . . . . . . . . 30

ARTICLE VI.  AFFIRMATIVE COVENANTS . . . . . . . . . .
 . . . . . . . . . 31
     Section 6.01.  Financial Statements
          and Other           Information
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 31
     Section 6.02.  Compliance with Laws,
          etc. . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 32
     Section 6.03.  Preservation of
          Corporate Existence;
          Conduct of Business. . . . . . . . . . . . .
 . . . . . . . . . 32
     Section 6.04.  Payment of Taxes and
          Claims, etc. . . . . . . . . . . . . . . . .
 . . . . . . . . . 32
     Section 6.05.  Keeping of Books,
          Visitation, Inspection,       etc. . . . . .
 . . . . . . . . . 33
     Section 6.06.  Pay Obligations. . . . . . . . . .
 . . . . . . . . . 33
     Section 6.07.  Notice of Default,
          etc. . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 33
     Section 6.08.  Notice of Material
          Adverse Change . . . . . . . . . . . . . . .
 . . . . . . . . . 34
     Section 6.09.  Further Assurances . . . . . . . .
 . . . . . . . . . 34
     Section 6.10.  Enforceability of
          Obligations. . . . . . . . . . . . . . . . .
 . . . . . . . . . 34
     Section 6.11.  Fulfillment of
          Obligations. . . . . . . . . . . . . . . . .
 . . . . . . . . . 34
     Section 6.12.  Dealer Recourse. . . . . . . . . .
 . . . . . . . . . 35
     Section 6.13.  Borrowing Base
          Certificates . . . . . . . . . . . . . . . .
 . . . . . . . . . 35
     Section 6.14.  Monthly Reporting
          Requirements . . . . . . . . . . . . . . . .
 . . . . . . . . . 35
     Section 6.15.  Corporate
          Separateness of the Borrower . . . . . . . .
 . . . . . . . . . 35
     Section 6.16.  Insurance. . . . . . . . . . . . .
 . . . . . . . . . 36
     Section 6.17.  Post-Closing
          Deliveries . . . . . . . . . . . . . . . . .
 . . . . . . . . . 36

ARTICLE VII.  NEGATIVE COVENANTS . . . . . . . . . . .
 . . . . . . . . . 36
     Section 7.01.  Liens and Other
          Interests. . . . . . . . . . . . . . . . . .
 . . . . . . . . . 36
     Section 7.02.  Sale and Purchase
          Agreement, etc.. . . . . . . . . . . . . . .
 . . . . . . . . . 36
     Section 7.03.  Special Purpose. . . . . . . . . .
 . . . . . . . . . 37
     Section 7.04.  Indebtedness . . . . . . . . . . .
 . . . . . . . . . 37
     Section 7.05.  Merger or
          Consolidation. . . . . . . . . . . . . . . .
 . . . . . . . . . 37
     Section 7.06.  Net Worth of Aegis . . . . . . . .
 . . . . . . . . . 37
     Section 7.07.  Total Indebtedness to
          Net Worth of        Aegis. . . . . . . . . .
 . . . . . . . . . 37
     Section 7.08.  Dividends, etc.. . . . . . . . . .
 . . . . . . . . . 37
     Section 7.09.  Transactions with
          Affiliates . . . . . . . . . . . . . . . . .
 . . . . . . . . . 37

ARTICLE VIII.  EVENTS OF DEFAULT . . . . . . . . . . .
 . . . . . . . . . 38
     Section 8.01.  Events of Default. . . . . . . . .
 . . . . . . . . . 38

ARTICLE IX.  GUARANTEE . . . . . . . . . . . . . . . .
 . . . . . . . . . 41
     Section 9.01.  Guarantee. . . . . . . . . . . . .
 . . . . . . . . . 41
     Section 9.02.  No Subrogation . . . . . . . . . .
 . . . . . . . . . 41
     Section 9.03.  Amendments, etc. with
          respect to the
          Obligations; Waiver of Rights. . . . . . . .
 . . . . . . . . . 41
     Section 9.04.  Guarantee Absolute
          and Unconditional. . . . . . . . . . . . . .
 . . . . . . . . . 42
     Section 9.05.  Reinstatement. . . . . . . . . . .
 . . . . . . . . . 43
     Section 9.06.  Payments . . . . . . . . . . . . .
 . . . . . . . . . 43

ARTICLE X.  MISCELLANEOUS. . . . . . . . . . . . . . .
 . . . . . . . . . 44
     Section 10.01. Notices. . . . . . . . . . . . . .
 . . . . . . . . . 44
     Section 10.02. Amendments, Waivers,
          etc. . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 45
     Section 10.03. No Waiver; Remedies
          Cumulative . . . . . . . . . . . . . . . . .
 . . . . . . . . . 45
     Section 10.04. Payment of Expenses,
          Indemnity, etc.. . . . . . . . . . . . . . .
 . . . . . . . . . 45
     Section 10.05. Benefits of Agreement
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 46
     Section 10.06. Right of Setoff. . . . . . . . . .
 . . . . . . . . . 47
     Section 10.07. Survival of Agreement
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 47
     SECTION 10.08. GOVERNING LAW. . . . . . . . . . .
 . . . . . . . . . 47
     Section 10.09. Counterparts . . . . . . . . . . .
 . . . . . . . . . 47
     Section 10.10. Headings Descriptive
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 48
     Section 10.11. Severability . . . . . . . . . . .
 . . . . . . . . . 48
     Section 10.12.  Entire Agreement. . . . . . . . .
 . . . . . . . . . 48
     Section 10.13.  Submission to
          Jurisdiction; Venue. . . . . . . . . . . . .
 . . . . . . . . . 48
     Section 10.14.  Post-Closing
          Syndication Amendments . . . . . . . . . . .
 . . . . . . . . . 49
     SECTION 10.15.  WAIVER OF JURY TRIAL
           . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . 50

                    EXHIBITS

EXHIBIT A        FORM OF NOTE
EXHIBIT B        FORM OF NOTICE OF BORROWING
EXHIBIT C-1      FORM OF BORROWING BASE
CERTIFICATE
EXHIBIT C-2      FORM OF REMITTANCE
CERTIFICATE
EXHIBIT C-3      FORM OF PORTFOLIO CONTRACTS
CERTIFICATE
EXHIBIT C-4      FORM OF PERMITTED SALE NOTICE
EXHIBIT D        FORM OF SECURITY AGREEMENT
EXHIBIT E-1      FORM OF OPINION OF SPECIAL
COUNSEL
                 TO THE GUARANTORS AND THE
BORROWER
EXHIBIT E-2      FORM OF OPINION OF COUNSEL TO
                 THE GUARANTORS AND THE
BORROWER

                    SCHEDULES

SCHEDULE I       REPRESENTATIONS, WARRANTIES
AND COVENANTS
                 WITH RESPECT TO CONTRACTS
SCHEDULE II      UNDERWRITING CRITERIA
SCHEDULE III     DEALER AGREEMENT
SCHEDULE IV      INSURANCE
SCHEDULE V       PLANS
SCHEDULE VI      SUBSIDIARIES
     WAREHOUSE LENDING AGREEMENT, dated as of May 17, 1996, among THE AEGIS CONSUMER FUNDING
GROUP, INC., a Delaware corporation ("Aegis"),
AEGIS CONSUMER FINANCE, INC., a Delaware corporation ("Aegis Consumer Finance"), AEGIS
AUTO FUNDING CORP. III, a Delaware corporation
(the "Borrower"), and GREENWICH CAPITAL
FINANCIAL PRODUCTS, INC., a Delaware
corporation (the "Lender").

                           W I T N E S S E T H:

     WHEREAS, the Borrower is a wholly-owned
special purpose subsidiary of Aegis Auto
Finance, Inc., a Delaware corporation ("Aegis
Auto Finance");

     WHEREAS, the Borrower and Aegis Auto
Finance are parties to that certain Purchase
Agreement, dated as of May 17, 1996 (the
"Purchase Agreement") pursuant to which Aegis
Auto Finance originates or purchases Contracts
(as defined below) and sells Contracts to the Borrower; and

     WHEREAS, the Borrower wishes to borrow
certain sums from the Lender hereunder in order to purchase Contracts from Aegis Auto
Finance under the Purchase Agreement and the Lender is willing, upon the terms and conditions set forth below, to lend such sums to the Borrower;

     NOW THEREFORE, in consideration of the
premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                   ARTICLE I. DEFINITIONS; CONSTRUCTION

     Section 1.01.  Definitions.  As used
herein and in the Schedules (other than
Schedules II and III) and the Exhibits hereto, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     "Advance Rate" shall mean, with respect
to each Borrowing, (i) for all Contracts purchased by the Borrower from Aegis Auto
Finance on the applicable Borrowing Date which are delinquent less than thirty (30) days as of the last day of the immediately preceding calendar month, the lesser of (x) the then applicable Committed Underwriting Proceeds
Percentage, less one percent (1%), of the unpaid principal amount of such Contracts and
(y) ninety-five percent (95%) of the Market
Value of such Contracts; and (ii) for all Contracts purchased by the Borrower from Aegis
Auto Finance on the applicable Borrowing Date which are delinquent thirty (30) to fifty-nine
(59) days as of the last day of the
immediately preceding calendar month, ninety percent (90%) of the lesser of (x) the unpaid principal amount of such Contracts; and (y) the Market Value of such Contracts; provided however, that if the sum of (x) the unpaid principal amount of Contracts which are delinquent thirty (30) to fifty-nine (59) days to be purchased by the Borrower from Aegis
Auto Finance on a Borrowing Date and (y) the unpaid principal amount of all Contracts which are delinquent thirty (30) to fifty-nine (59) days included in the Borrowing Base (before giving effect to the applicable Borrowing) exceeds $5,000,000 in the aggregate, the Advance Rate with respect to Contracts to be purchased as provided in clause (x) above which would cause the unpaid principal amount of all Contracts which are delinquent thirty
(30) to fifty-nine (59) days delinquent
included in the Borrowing Base (after giving effect to the applicable Borrowing) to exceed
$5,000,000 in the aggregate, shall be zero.

     "Aegis" shall have the meaning set forth in the preamble hereof.

     "Aegis Auto Finance" shall have the
meaning set forth in the first recital hereof.

     "Aegis Consumer Finance" shall have the
meaning set forth in the preamble hereof.

     "Affiliate" shall mean, with respect to
any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agreement" shall mean this Warehouse
Lending Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Amount Financed" shall mean the amount
advanced under a Contract toward the purchase price of the related Financed Vehicle and any related costs of the Obligor in acquiring such Financed Vehicle.

     "Applicable Initial LIBOR Rate" shall
mean, as of the date of determination, the Initial LIBOR Rate in effect on the Initial
Interest Rate Determination Date immediately preceding such date of determination; provided that if such date of determination is also an Initial Interest Rate Determination Date, the
Applicable Initial LIBOR Rate for such date shall be the Initial LIBOR Rate as determined on such date.

     "Applicable LIBOR Rate" shall mean, as of the date of determination, for each Loan for the period from and including the Borrowing
Date applicable to such Loan, to but excluding the first Interest Rate Determination Date to occur after such Borrowing Date, the Applicable Initial LIBOR Rate in effect on such date, and thereafter, the LIBOR Rate in effect on the Interest Rate Determination Date immediately preceding such date of determination; provided that if such date of determination is also an Interest Rate
Determination Date, the Applicable LIBOR Rate for such date shall be the LIBOR Rate as determined on such date.

     "Available Commitment" shall mean, as of the date of determination thereof, the amount by which the Commitment exceeds the Total
Outstandings.

     "Available Principal Distribution Amount" shall mean, with respect to any Remittance
Date, the sum of:  (i) the aggregate of
collections and other recoveries of principal in respect of each Contract received by the Servicer during the related Collection Period
(other than Pay Ahead Amounts) and (ii)
Released Pay Ahead Amounts for such Collection
Period.

     "Board" shall mean the Board of Governors of the Federal Reserve System.

     "Borrower" shall have the meaning set
forth in the preamble hereof.

     "Borrowing" shall mean a borrowing of a
Loan on a Borrowing Date in a minimum amount of $5,000,000.

     "Borrowing Base" shall mean, as of the
date of determination, the sum of (i) with respect to Eligible Contracts which are delinquent less than thirty (30) days as of the last day of the immediately preceding calendar month, the lesser of (x) the applicable Committed Underwriting Percentage, less one percent (1%), of the unpaid principal amount of such Contracts and (y) ninety-five percent (95%) of the Market Value of such Contracts; (ii) with respect to Eligible
Contracts which are delinquent thirty (30) to fifty-nine (59) days as of the last day of the immediately preceding calendar month, ninety percent (90%) of the lesser of (x) the unpaid principal amount of such Contracts and (y) the Market Value thereof; and (iii) with respect to Eligible Contracts which are delinquent sixty (60) to eighty-nine (89) days as of the last day of the immediately preceding calendar month, sixty-five percent (65%) of the lesser of (x) the unpaid principal amount of such Contracts and (y) the Market Value thereof;
provided that at no time shall the unpaid principal amount of Eligible Contracts which are delinquent sixty (60) to eighty nine (89) days included in the Borrowing Base exceed
$5,000,000 in the aggregate.

     "Borrowing Base Calculation Date" shall
have the meaning set forth in Section 6.13 hereof.

     "Borrowing Base Certificate" shall mean a borrowing base certificate substantially in the form of Exhibit C-1 hereto.

     "Borrowing Base Deficiency" shall mean,
as of the date of determination, the amount by which Total Outstandings exceeds the Borrowing
Base for such day.

     "Borrowing Date" shall mean the date a
Borrowing occurs hereunder.

     "Business Day" shall mean any day of the year other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed or commercial banks in The City of New
York are authorized or required by law or executive order to close.

     "Capital Stock" shall mean any and all
shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Closing Date" shall mean the date that
all of the conditions precedent set forth in
Section 4.01 hereof have been fulfilled.

     "Code" shall mean the Internal Revenue
Code of 1986, as amended from time to time.

     "Collateral" shall have the meaning set
forth in the Security Agreement.

     "Collection Account" shall mean the trust or other account or accounts approved by and for the benefit of the Lender established by the Servicer at the Lender's direction with First Interstate Bank of California, N.A.
and/or such other financial institution or institutions as determined by the Lender upon written notice to the Borrower and the Servicer.

     "Collection Period" shall mean, in
respect of a Remittance Date, the calendar month preceding the month in which such Remittance Date occurs (or, in the case of the first Collection Period for each Contract, the period from and including the related Cut-off
Date through the end of the month in which the Cut-off Date occurs).

     "Collections" shall mean all amounts
received with respect to any Contract.

     "Commitment" shall have the meaning set
forth in Section 2.01(a) hereof.

     "Commitment Period" shall mean the period commencing with the Closing Date and ending on the Business Day immediately preceding the Termination Date.

     "Committed Underwriting Proceeds
Percentage" shall mean, initially, 97.725% for Contracts insured under the Risk Default
Policy and 95.725% for Contracts not insured under the Risk Default Policy, and thereafter such percentages as the Lender shall notify the Borrower from time to time in writing.

     "Commonly Controlled Entity" shall mean, as to any Person, an entity, whether or not incorporated, which is under common control with such Person within the meaning of Section
4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Code.

     "Computer Tape" shall mean the electronic transmission generated by the Servicer which provides information relating to the Contracts as more particularly described in the Servicing Agreement.

     "Contracts" shall mean retail installment sales contracts and security agreements and all addenda thereto, as amended or supplemented from time to time, secured by Financed Vehicles and purchased by the Borrower in the ordinary course of its business from Aegis Auto Finance and pledged by the Borrower to the Lender under the Security Agreement.

     "Custodian Agreement" shall mean the Tri-
Party Custodian Agreement, dated as of May 17,
1996, by and among the Borrower, the Lender and the Custodian, providing for the custody of the "Collateral Documents" as defined therein.

     "Custodian" shall mean Norwest Bank
Minnesota, National Association, in its
capacity as custodian under the Custodian
Agreement and its successors and assigns consented to by the Lender.

     "Cut-off Date" shall mean, in respect of any Contract, May 10, 1996 with respect to the Contracts to be purchased by the Borrower on the initial Borrowing Date and thereafter the last Business Day of the calendar week preceding the applicable Borrowing Date with respect to the Contracts to be purchased by the Borrower on such Borrowing Date.

     "Dealer" shall mean the dealer who sold a Financed Vehicle to an Obligor and who originated and assigned the Contract relating to such Financed Vehicle to Aegis Auto Finance under a Dealer Agreement, and any successor to such Dealer.

     "Dealer Agreement" shall mean any
agreement between Aegis Auto Finance and a Dealer with respect to the origination of Contracts, substantially in the form attached hereto as Schedule III.

     "Dealer Recourse" shall mean, with
respect to any Contract, all rights arising under the related Dealer Agreement or otherwise against the Dealer which originated such Contract.

     "Default" shall mean any condition, act
or event which, with notice or lapse of time or both, would constitute an Event of Default.

     "Dollar" and the sign "$" shall mean
lawful money of the United States of America.

     "Eligible Contracts" shall mean all
Contracts other than Ineligible Contracts.

     "ERISA" shall mean the Employee
Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning set forth in Section 8.01 hereof.

     "Financed Vehicle" shall mean a Vehicle
securing an Obligor's indebtedness under a Contract.

     "First Payment Default" shall mean, with respect to any Contract, the first Scheduled
Payment under such Contract was or is forty-five (45) days or more past due.

     "GAAP" shall mean generally accepted
accounting principles as in effect in the United States, as may be in place from time to time, on a consistent basis.

     "Governmental Authority" shall mean any
nation, government, or State, or any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee" shall mean, as to any Person
(the "guaranteeing person"), any obligation of the guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the
"primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
(iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee shall not include the endorsements of instruments for deposit or collection in the ordinary course of business.
The amount of any Guarantee of any
guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and
(b) the maximum amount for which such
guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing person in good faith.

     "Guarantors" shall mean the collective
reference to Aegis and Aegis Consumer Finance.

     "Ineligible Contract" shall mean any
Contract (i) as to which there is a breach of any representation, warranty or covenant set forth in Schedule I hereto; (ii) as to which the related Financed Vehicle has been repossessed; (iii) which is delinquent ninety
(90) days or more; (iv) which had a First
Payment Default; provided, however, for the purposes of calculating the Borrowing Base, a Contract which had a First Payment Default may be included in the Borrowing Base provided that such Contract is otherwise an Eligible
Contract and as of the date of the last day of the immediately preceding calendar month and, if applicable, as of the applicable Borrowing
Date, such Contract is delinquent less than thirty (30) days; and (v) which has constituted Collateral for one hundred twenty
(120) days or more; provided, however that for the purposes of determining the Borrowing
Base, a Contract which have constituted
Collateral for one hundred twenty (120) days to one hundred seventy-nine (179) days, may be included in the Borrowing Base provided that such Contract is otherwise an Eligible
Contract and the unpaid principal amount of all such Contracts does not exceed $10,000,000 in the aggregate.

     "Indebtedness" shall mean with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (only to the extent of the fair market value of such asset if such Indebtedness has not been assumed by such Person), (d) all Guarantees of such Person,
(e) all capitalized lease obligations of such Person, and (f) all obligations of such Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person.

     "Initial Interest Rate Determination
Date" shall mean with respect to each
Borrowing, initially, the Borrowing Date applicable to such Borrowing, and thereafter, to but excluding the first Interest Rate
Determination Date to occur after such
Borrowing Date, the Friday of each calendar week.

     "Initial LIBOR Rate" shall mean, with
respect to each Initial Interest Rate
Determination Date, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) for Dollar deposits with a duration of one (1) week on the Telerate Page 3750 at or about 11:00 a.m.
(London Time) on the second (2nd) LIBOR
Business Day prior to such Initial Interest
Rate Determination Date, or, if such page ceases to display such information, then such other page as may replace it on that service for the purpose of display of such information
(the "Telerate Rate"). If the Telerate Rate cannot be determined, then the Initial LIBOR
Rate shall mean, with respect to such Initial
Interest Rate Determination Date, the
arithmetic mean of the rates of interest
(rounded upwards, if necessary, to the nearest
1/100th of 1%) offered to two prime banks in the London interbank market (selected by the Lender) of Dollar deposits with a duration of one (1) week at or about 11:00 a.m. (London time) on the second (2nd) LIBOR Business Day prior to such Initial Interest Rate
Determination Date.

     "Insurance Policies" shall mean any
comprehensive and collision, fire and theft and physical damage insurance policies maintained by Obligors (including, without limitation, the Obligor's comprehensive insurance policy), any credit policy
(including without limitation credit life and credit disability), any Risk Default Policy and/or any VSI Policy covering the Contracts, Obligors and/or Financed Vehicles.

     "Intellectual Property" shall have the
meaning set forth in Section 5.16 hereof.

     "Interest Rate Determination Date" shall mean each Remittance Date.

     "Lender" shall have the meaning set forth in the preamble hereof.

     "LIBOR Business Day" shall mean a
Business Day on which trading in Dollars is conducted by and between banks in the London interbank market.

     "LIBOR Rate" shall mean, with respect to each Interest Rate Determination Date, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%)
for Dollar deposits with a duration of one (1) month at or about 11:00 a.m. (London time) on the second (2nd )LIBOR Business Day prior to such Interest Rate Determination Date on the
Bloomberg Money Markets Page 28 on such date, or, if such page ceases to display such information, then on the Telerate Page 3750 on such date, or if such page ceases to display such information, then such other page as may replace it on that service for the purpose of display of such information (the "Telerate
Rate").  If the Telerate Rate cannot be
determined, then the LIBOR Rate shall mean, with respect to such Interest Rate
Determination Date, the arithmetic mean of the rates of interest (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered to two prime banks in the London interbank market (selected by the Lender) of Dollar deposits with a duration of one (1) month at or about 11:00 a.m. (London time) on the second (2nd) LIBOR Business Day prior to such Interest Rate Determination Date.

     "LIBOR Rate Margin" shall mean three
percent (3%).

     "Lien" shall mean any interest in
property securing an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance or pledge for security purposes.

     "List of Contracts" shall have the
meaning set forth in Section 4.02(g)(ii) hereof.

     "Loan" shall have the meaning set forth
in Section 2.01(a) hereof.

     "Loan Documents" shall mean and include
this Agreement, the Note, the Security
Agreement and all other documents and
instruments executed and delivered in
connection herewith or therewith.

     "Loan Parties" shall mean the collective reference to the Borrower and the Guarantors.

     "Market Value" shall mean the value of
the Contracts (as determined by the Lender in good faith in accordance with market standards and practice) of the estimate of such Contracts taking into account, among other things, such factors as default rates, recovery rates, risk default recovery rates, the yield on the on-the-run 2-year U.S.
Treasury note, prepayments, weighted average coupon, size of contract pool, weighted average term to maturity discounted at a rate of return, which rate of return will take into account, among other things, the yield on the on-the-run 2-year U.S. Treasury note, which value is provided by the Lender to the Borrower for each Borrowing Date and each Borrowing Base Calculation Date, as the case may be.

     "Margin Stock" shall have the meaning set forth in Regulation G of the Board.

     "Material Adverse Change" shall mean a
material adverse change in, or the disclosure or discovery of any information not previously disclosed to the Lender which the Lender reasonably deems material and adverse relating to, the business, operations, properties, condition (financial or otherwise) or prospects of any Loan Party, in each case, individually, or with its respective operating
Subsidiaries, taken as a whole.

     "Material Adverse Effect" shall mean a
material adverse effect on (a) the business, operations, properties, condition (financial or otherwise) or prospects of any Loan Party, in each case, individually, or with its respective operating Subsidiaries, taken as a whole, or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder, or (c) the enforceability or collectibility of any Contract, or (d) the ability of any Loan Party to perform its obligations under any Loan Document or Related
Document to which it is a party.

     "Minimum Borrowing Amount" shall mean
$5,000,000.

     "Multiemployer Plan" shall mean a Plan
which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

     "Net Worth" shall mean the excess of
total assets of Aegis over total liabilities of Aegis determined in accordance with GAAP.

     "Non-Utilization Fee" shall have the
meaning set forth in Section 3.01(a) hereof.

     "Note" shall have the meaning set forth
in Section 2.02(a) hereof.

     "Notice of Borrowing" shall have the
meaning set forth in Section 2.03 hereof.

     "Obligations" shall mean (i) the unpaid
principal of and premiums, if any, and
interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to any Loan
Party whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other obligations and liabilities of every nature of each Loan Party from time to time owing to the Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, this Agreement or any other Loan Document or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Lender) that are required to be paid by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document.

     "Obligor" shall mean, with respect to a
Contract, the purchaser or co-purchasers of the Financed Vehicle and/or any other person who owes payments under such Contract.

     "Pay Ahead Amount" shall mean with
respect to any Contract, amounts paid by the Obligor in excess of a Scheduled Payment thereunder (which amounts have not been applied by the Servicer to reduce the scheduled balance of such Contract), other than amounts constituting prepayment in full of such Contract.

     "Permitted Borrowing Date" shall mean the Friday of each calendar week during the Commitment Period; provided that if such day is not a Business Day, the Permitted Borrowing
Date shall be the immediately succeeding day that is a Business Day.

     "Permitted Liens" shall mean with respect to the Guarantors in the aggregate, mortgage
Liens in an amount not to exceed $3,000,000 in the aggregate at any one time outstanding, other Liens not to exceed $500,000 in the aggregate at any one time outstanding and Liens securing equipment in connection with "true" leases of such equipment, and with respect to Aegis Consumer Finance, Liens in favor of III Finance Ltd.

     "Permitted Sale" shall mean a sale of
Contracts either through (a) a securitization of such Contracts or (b) a "whole loan" sale of such Contracts, in each case as approved by the Lender.

     "Permitted Sale Notice" shall mean a
permitted sale notice substantially in the form of Exhibit C-4 hereto.

     "Person" shall mean any individual,
partnership, firm, corporation, association, joint venture, trust, limited liability company or other entity.

     "PBGC" shall mean the Pension Benefit
Guaranty Corporation established pursuant to
Subtitle A of Title IV of ERISA.

     "Plan" shall mean, at a particular time, any employee benefit plan which is covered by ERISA and in respect of which any Loan Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Portfolio Contract" shall mean any motor vehicle retail installment sales contract and installment loan agreement secured by Vehicles originated or purchased by Aegis Auto Finance or any Affiliate thereof, including without limitation, all Contracts.

     "Portfolio Contracts Certificate" shall
mean a portfolio contracts certificate
substantially in the form of Exhibit C-2 hereof.

     "Portfolio Event" shall mean the
occurrence of one or more of the following events:

            (i)  as of the last day of any
     calendar month and as of the last day of the two (2) immediately preceding calendar months, the average aggregate percentage of the unpaid principal balance of Portfolio Contracts (including
     Portfolio Contracts which are delinquent thirty (30) days or more, as to which the Obligor is bankrupt or as to which the related Vehicle is authorized for repossession and the related vehicle has been repossessed and has not been liquidated) that are delinquent thirty
     (30) days or more equals or exceeds
     sixteen percent (16%) (on a three (3)
     month rolling basis) of the unpaid
     principal balance of all Portfolio
     Contracts; or

           (ii)  the product of (x) the
     aggregate percentage as of the last day
     of any calendar month and as of the last day of the two (2) immediately preceding calendar months of the unpaid principal balance of Portfolio Contracts as to which a notice of intention to liquidate the related Vehicle has expired and (y) four (4), equals or exceeds fifteen percent (15%) of the unpaid principal balance of all Portfolio Contracts; or

          (iii)  as of the last day of any
     calendar month and as of the last day of the three (3) immediately preceding calendar months, the average annualized gross losses on Portfolio Contracts equals or exceeds seven and one-half percent (7.5%) (on a four (4) month rolling basis) of the unpaid principal balance of all Portfolio Contracts.

     "Prime Rate" shall mean the prime rate
(or if a range is given, the highest prime rate) listed under "Money Rates" in The Wall
Street Journal for such date or, if The Wall
Street Journal is not published on such date, then in The Wall Street Journal most recently published.

     "Purchase Agreement" shall have the
meaning set forth in the second recital
hereof.

     "Records" shall mean, with respect to any Contract, all documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Contract.

     "Regulation G" shall mean Regulation G
promulgated by the Board.

     "Related Assets" shall mean (i) the
Borrower's security interest in Financed
Vehicles, (ii) the Borrower's rights,
remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) the Borrower's rights, remedies, powers and privileges under the Related Documents, (iv) the Borrower's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts,
(v) insurance proceeds under Insurance
Policies, (vi) such other financial interests and assets as shall be acceptable to Lender in its sole discretion and (vii) all proceeds of the foregoing.

     "Related Documents" shall mean the
Custodian Agreement, the Purchase Agreement, the Servicing Agreement and the Sub Servicing
Agreement.

     "Released Pay Ahead Amount" shall mean
for any Contract and Collection Period, that portion of Pay Ahead Amounts previously received thereunder representing the Scheduled
Payment or portion thereof for such Collection
Period.

     "Remittance Certificate" shall mean a
remittance certificate substantially in the form of Exhibit C-3 hereto.

     "Remittance Date" shall mean the twenty-second (22nd) calendar day of each month, or if such day is not a Business Day, the Business Day immediately succeeding such twenty-second (22nd) calendar day commencing with the first such date to occur in June
1996.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA.

     "Requirement of Law" shall mean, as to
any Person, any law, statute, rule, treaty, regulation, or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which any such Person or any of its properties may be bound or affected.

     "Responsible Officer" shall mean any of
the president, chief executive officer and chief financial officer of any Loan Party, as the case may be.

     "Risk Default Policy" shall mean the risk default insurance policy providing default insurance with respect to Contracts issued by The Connecticut Indemnity Company or any other insurance company approved by the Lender in writing in favor of Aegis Auto Finance and naming the Borrower as an additional insured.

     "Scheduled Payment" shall mean with
respect to any Contract, the monthly payment required thereunder.

     "Security Agreement" shall mean the
security agreement between the Borrower and the Lender substantially in the form of Exhibit D hereto, as the same may be amended, supplemented or otherwise modified from time to time.

     "Series C Preferred Stock Redemption"
shall mean the Certificate of Designation, Number, Powers, Preferences and Relative,
Participating, Optional, and Other Special
Rights and the Qualifications, Limitations,
Restrictions, and Other Distinguishing
characteristics of Series C Preferred Stock of
Aegis dated January 30, 1996.

     "Servicer" shall mean Aegis Auto Finance.

     "Servicing Agreement" shall mean the
Servicing Agreement, dated as of May 17, 1996, between the Borrower and the Servicer.

     "Sub-Servicer" shall mean American
Lenders Facilities, Inc. or any other Sub-
Servicer approved by the Lender in writing.

     "Sub-Servicing Agreement" shall mean the
Master Servicing Agreement dated as of April
6, 1996 between Aegis Consumer Finance, and the Sub-Servicer.

     "Simple Interest Contract" shall mean a
Contract pursuant to which the portion of a payment thereon allocable to interest is equal to the product of the interest rate for such Contract times the unpaid principal balance times the period of time elapsed since the date on which the preceding payment of interest was made divided by 365 (or 366 in the case of a leap year) and the remainder of such payment is allocated to principal.

     "Subsidiary" shall mean, as to any
Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Termination Date" shall mean May 16,
1997, or such later date if such date is otherwise extended by the Lender in writing in accordance with the terms of Section 3.12 hereof, or such earlier date if the Commitment is sooner terminated in accordance with the terms hereof.

     "Title" shall have the meaning set forth in the Security Agreement.

     "Total Outstandings" shall mean, as of
the date of determination, the unpaid
principal amount of all Loans outstanding hereunder.

     "Vehicle" shall mean a new or used
automobile or light duty truck and all
accessions thereto.

     "VSI Policy" shall mean any vendor's
single interest physical damage insurance policy with respect to Contracts providing insurance coverage for open peril physical loss or damage, instrument non-filing, conversion and confiscation losses and physical loss or damage to repossessed vehicles.

     Section 1.02.  Accounting Terms and
Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

     Section 1.03.  Other Definitional Terms.
The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

     Any defined term which relates to a
document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.


                 ARTICLE II. AMOUNT AND TERMS OF THE
LOANS

     Section 2.01.  The Loans.  (a)  The
Lender agrees, upon the terms and subject to the conditions and relying upon the representations and warranties hereinafter set forth, to make one or more loans (each, a "Loan", and together, the "Loans") to the Borrower up to a maximum principal amount at any one time outstanding of ONE HUNDRED
MILLION DOLLARS ($100,000,000) (the
"Commitment") during the Commitment Period;
provided, that no Loan shall be made (i) on a day other than a Permitted Borrowing Date;
(ii) in an amount less than the Minimum
Borrowing Amount; (iii) in an amount which would exceed the Advance Rate applicable to such Borrowing; (iv) in an amount which would exceed the Available Commitment on such day;
or (v) in an amount which, when added to the Total Outstandings on such day (before giving effect to the amount of such Borrowing), would result in a Borrowing Base Deficiency as of the last day of the immediately preceding calendar month. All Loans may be borrowed, repaid and reborrowed in accordance with the terms of this Agreement.

     (b)  So long as no Default or Event of
Default has occurred, upon the written request of the Borrower, the Lender agrees to seek one or more additional lenders on a best efforts basis to provide the Borrower with an increase in the Commitment of at least $25,000,000 and no greater than $50,000,000 in the aggregate within ninety (90) days of the Borrower's written request therefor in accordance with the provisions of the next sentence. Any such request by the Borrower may be made at any time within one hundred eighty (180) days after the Closing Date. Each Loan Party agrees to cooperate with the Lender and use its best efforts to enter into such amendments and modifications to the Loan Documents as the Lender may request to give effect to any such increase in the Commitment.

     Section 2.02.  The Note.  (a)  The Loans
shall be evidenced by a promissory note
substantially in the form of Exhibit A hereto, duly executed by the Borrower, dated the Closing Date, payable to the order of the Lender in the maximum principal amount equal to $100,000,000 (the "Note"). The Lender is hereby authorized to record the dates and amounts of all Loans made by the Lender to the Borrower under this Agreement and the dates and amounts of all payments and prepayments of the principal of the Loans on the Schedule
(and each continuation thereof) attached to and constituting part of the Note. Such recordation shall be conclusive in the absence of manifest error; provided that the failure of the Lender to make any such recordation or any error in such recordation shall not affect the obligations of the Borrower hereunder and under the Note.

     (b)  The outstanding principal amount of
the Loans shall be payable as set forth in
Article III hereof. The Borrower shall pay interest on the outstanding principal amount of the Loans from the date each such Loan is made until the principal amount thereof is paid in full at the rates and pursuant to the terms set forth in Article III hereof.

     Section 2.03.  Making the Loans.  Each
Borrowing shall be made on notice, given not later than 10:00 A.M. (New York City time) on the second (2nd) Business Day prior to the proposed Borrowing Date by the Borrower to the Lender. Each such notice of borrowing (a
"Notice of Borrowing") shall be irrevocable and shall be substantially in the form of Exhibit B hereto. Upon fulfillment of the applicable conditions set forth in Article IV hereof, the Lender shall make the proceeds of the Borrowing available to the Borrower in immediately available funds to such account(s) as the Borrower shall designate to the Lender in writing.

     Section 2.04.  Use of Proceeds.  The
proceeds of each Borrowing shall only be used by the Borrower to finance the purchase of Contracts from Aegis Auto Finance pursuant to the Purchase Agreement.


                ARTICLE III. FEES, INTEREST, PAYMENTS,
ETC.

     Section 3.01.  Non-Utilization Fee.  The
Borrower agrees to pay to the Lender a non-utilization fee for the period from and including the Closing Date to but excluding the Termination Date at the rate of one-quarter of one percent (0.25%) per annum (the
"Non-Utilization Fee") on the average daily amount of the Available Commitment from the Closing Date to the Termination Date. All accrued and unpaid Non-Utilization Fees shall be payable quarterly in arrears on the Remittance Date occurring in each July, October, January and April during the term hereof commencing with the first such Remittance Date to occur after the Closing
Date.  All accrued and unpaid Non-Utilization
Fees shall be due and payable on the
Termination Date. The Non-Utilization Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days).

     Section 3.02.  Interest on the Loans.
(a) Except as otherwise provided herein, each Loan shall bear interest on the outstanding principal amount thereof, for each day from the date of the making of such Loan until the principal amount thereof shall be paid in full, at a rate per annum equal to the Applicable LIBOR Rate for such day, plus the LIBOR Rate Margin (computed on the basis of the actual number of days elapsed in a year of 360 days).

     (b)  Except as otherwise provided herein,
all accrued and unpaid interest on the Loans shall be payable in arrears on each Remittance
Date during the term hereof commencing on the first Remittance Date to occur after the Closing Date. All accrued and unpaid interest shall be due and payable on the Termination
Date.

     (c) If, by the terms of this Agreement or the Note, the Borrower at any time is required or obligated to pay interest at a rate in excess of the maximum rate permitted by applicable law, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments made in reduction of the principal amount due hereunder and under the Note and shall be applied to Total
Outstandings.

     Section 3.03.  No Optional Prepayments.
The Borrower may not prepay the Loans on any day, in whole or in part, other than as provided in Section 3.04 hereof, without the prior written consent of the Lender.

     Section 3.04.  Mandatory Repayments and
Prepayments.  (a)  On the Termination Date the
Borrower promises to pay to the Lender the Total Outstandings in full.

     (b)  On each Remittance Date, the
Borrower shall prepay the Total Outstandings by an amount equal to the Borrowing Base
Deficiency, if any, which occurred as of the last day of the immediately preceding calendar month.

     (c)  On each Remittance Date, the
Borrower shall prepay the Total Outstandings by an amount equal to the Available Principal
Distribution Amount.

     (d)  On each Remittance Date, the
Borrower shall prepay the Total Outstandings by an amount equal to the outstanding principal amount of all Ineligible Contracts, if any, as of the end of the immediately preceding calendar month.

     (e)  On each Remittance Date, the
Borrower shall prepay the Total Outstandings by an amount equal to the unpaid principal balance of all Contracts which are delinquent sixty (60) to eighty-nine (89) days which exceed $5,000,000 in the aggregate, if any, as of the end of the immediately preceding calendar month.

     (f)  On the date of any Permitted Sale,
the Borrower shall prepay the Total
Outstandings by the amount necessary in order that, after giving effect to such Permitted
Sale, no Borrowing Base Deficiency will result on such day. The Borrower hereby agrees to provide to the Lender a Permitted Sale Notice at least five (5) Business Days prior to any Permitted Sale.

     (g)  If the Lender determines that a
Borrowing Base Deficiency has occurred on any day (other than the last day of the immediately preceding calendar month), the
Borrower shall prepay the Total Outstandings by an amount equal to such Borrowing Base
Deficiency within three (3) Business Days after the Lender has notified the Borrower in writing of the occurrence of such Borrowing
Base Deficiency.

     (h)  All payments and prepayments made
pursuant to paragraphs (b), (d), (e), (f) and
(g) above, shall be accompanied by payment of all accrued and unpaid interest due and owing on the amount of Total Outstandings so prepaid, and all payments made pursuant to paragraph (a) above, shall be accompanied by payment of all accrued and unpaid interest and Non-Utilization Fees due and owing hereunder and all payments made pursuant to paragraph
(c) above shall be accompanied by payment of all accrued and unpaid interest due and owing hereunder.

     Section 3.05.  Funds; Manner of Payment.
Each payment and each prepayment of principal of and interest on any Loan, and each payment on account of all other Obligations shall be paid by the Borrower without set-off or counterclaim to the Lender at its office located at 600 Steamboat Road, Greenwich,
Connecticut 06830 or to such other location or account as the Lender may specify to the Borrower from time to time, in Federal or other immediately available funds in lawful money of the United States of America, not later than 1:00 p.m. (or 4:30 p.m. in the case of any prepayment required to be made pursuant to Section 3.04(f) hereof from a securitization of Contracts through the Lender or any Affiliate of the Lender) (New York City
time) on the date on which any such payment or prepayment is payable. If any payment hereunder or under the Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. If the date for any payments or prepayments of principal is extended by operation of law or otherwise, interest thereon shall be payable at the then applicable rate during such extension.

     Section 3.06.  Default Interest.  If the
Borrower shall default in the payment of the principal of or interest on the Loans or any other Obligation, the Borrower shall on demand pay interest on such overdue principal amount and, to the extent permitted by applicable law, on such overdue interest and any other overdue amount, for each day at a rate per annum equal to the Applicable LIBOR Rate for such day plus five percent (5%) (calculated on the basis of the actual number of days elapsed in a year of 360 days), accruing from the date such payment was due until such amount is paid in full (after as well as before judgment).

     Section 3.07.  Requirements of Law.  (a)
If any Requirement of Law or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other
Governmental Authority made subsequent to the date hereof:

            (i)     shall subject the Lender
     to any tax of any kind whatsoever with
     respect to this Agreement, the Note or
     any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

           (ii)     shall impose, modify or
     hold applicable any reserve, special
     deposit, compulsory loan or similar
     requirement against assets held by,
     deposits or other liabilities in or for
     the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Applicable LIBOR Rate hereunder;

          (iii)     shall impose on the Lender
     any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

     (b)  If the Lender shall have determined
that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the
Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

     (c)  If the Lender becomes entitled to
claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.


     Section 3.08.  Indemnity.  The Borrower
agrees to indemnify the Lender and to hold it harmless from any cost, loss or expense which the Lender may sustain or incur as a consequence of (a) the Borrower making any payment or prepayment (other than pursuant to Section 3.04 hereof) of principal of any Loan on a day which is not an Interest Rate
Determination Date, (b) any failure by the Borrower to make a Borrowing hereunder after notice of such Borrowing has been given pursuant to this Agreement, (c) any default by the Borrower in making any prepayment of the Total Outstandings on the due date therefor, and (d) any acceleration of the maturity of any Loans by the Lender in accordance with the terms of this Agreement, including, but not limited to, any cost, loss or expense arising in liquidating the Loans and from interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain the Loans hereunder. In the event the Borrower is required to make any payment pursuant to this
Section 3.08, the Lender shall provide to the Borrower in writing the basis upon which such charges were calculated in reasonable detail.

     Section 3.09.  Illegality; Substituted
Interest Rate, etc. Notwithstanding any other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain any Loans at the Initial LIBOR Rate or the LIBOR Rate as contemplated by this Agreement, or (b) in the event that the Lender shall have determined (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the LIBOR interbank market either adequate and reasonable means do not exist for ascertaining the Initial LIBOR Rate or the LIBOR Rate, or (c) the Lender shall have determined (which determination shall be conclusive and binding on the Borrower) that the Applicable LIBOR Rate will not adequately and fairly reflect the cost to the Lender of maintaining or funding the Loans based on such Applicable LIBOR Rate, (x) the obligation of the Lender to make or maintain Loans at the Initial LIBOR Rate or the LIBOR Rate shall forthwith be suspended and the Lender shall promptly notify the Borrower thereof (by telephone confirmed in writing) and (y) each Loan then outstanding, if any, shall, from and including the next Initial Interest Rate
Determination Date or Interest Rate
Determination Date, as applicable, or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate and the rate of interest (including the LIBOR Rate Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c) occurred
(calculated on the basis of the actual number of days elapsed in a year of 360 days). If any such conversion of the LIBOR Rate to the Prime Rate is made on a day which is not an Initial Interest Rate Determination Date or an
Interest Rate Determination Date, as
applicable, the Borrower shall pay to the Lender such amounts, if any, as may be required pursuant to Section 3.08 hereof. If subsequent to such suspension of the obligation of the Lender to make or maintain the Loans at the Initial LIBOR Rate or the LIBOR Rate it becomes lawful for the Lender to make or maintain the Loans at the Initial
LIBOR Rate or the LIBOR Rate, or the
circumstances described in clause (b) or (c) above no longer exist, the Lender shall so notify the Borrower and its obligation to do so shall be reinstated effective as of the date it becomes lawful for the Lender to make or maintain the Loans at the Initial LIBOR
Rate or the LIBOR Rate, as the case may be, or the circumstances described in clause (b) or
(c) above no longer exist.

     Section 3.10.  Application of Payments,
etc. Upon the occurrence and during the continuance of an Event of Default, except as otherwise provided hereunder or under the other Loan Documents, all payments made hereunder and under the other Loan Documents
(including from the proceeds of any
Collateral) shall, at the election of the Lender, be applied as follows:

            (i   First, to all costs and
     expenses incurred by the Lender in
     connection with any Default or Event of
     Default including without limitation
     those described in Section 10.04 hereof;

           (ii   Second, to accrued and unpaid
     Non-Utilization Fees due and payable
     hereunder;

          (iii   Third, to accrued and unpaid
     interest on the Loans due and payable
     hereunder;

           (iv   Fourth, to the Total
     Outstandings;

            (v   Fifth, to any other
     Obligation not otherwise paid pursuant to clause (i) through (iv) above; and

          (vi)  Sixth, any excess to the
     Borrower or to any Person who shall be
     lawfully entitled to such excess.

     Section 3.11.  Collection Account, etc.
(a) The Borrower shall cause all Collections in respect of the Contracts, to be deposited by the Servicer or the Sub-Servicer into the Collection Account within one (1) Business Day after receipt thereof by the Servicer or the Sub-Servicer, except that so long as no Default or Event of Default has occurred or is continuing under Sections 8.01(a), (f) or (g) hereof, the Sub-Servicer shall be permitted to retain not more than $2,500.00 in the aggregate on any given day in the Lock-Box
Account (as defined in the Sub-Servicing
Agreement).

     (b)  All payments which are received by
either Guarantor or the Borrower in connection with the Collateral contrary to any provision of the Loan Documents or the Related Documents shall be held by such Guarantor or the Borrower, as the case may be, in trust for the Lender, segregated from all other funds of such Guarantor or the Borrower, as the case may be, and shall forthwith upon receipt by such Guarantor or the Borrower, as the case may be, be turned over to the Lender in the exact form received by such Guarantor or Borrower, respectively, (duly endorsed by such Guarantor or the Borrower to the Lender, if required) to be applied to the Obligations.

     Section 3.12.  Extension of Termination
Date. The Termination Date may in the sole discretion of the Lender be extended to December 31, 1997, and the Lender may offer such extension to the Borrower at any time.
No such extension shall be effective unless requested in writing by the Borrower and approved in writing by the Lender. The Lender shall notify the Borrower at least thirty (30) days prior to the Termination Date if the Lender has determined not to extend the Termination Date hereunder; provided that the failure to give such notice shall not obligate the Lender to so extend the Termination Date.


                 ARTICLE IV. CONDITIONS TO CLOSING AND
THE
LOANS

     Section 4.01.  Conditions Precedent to
the Closing. The obligation of the Lender to enter into this Agreement is subject to fulfillment of the following conditions precedent, on or before the Closing Date:

     (a)  Receipt of Documents.  Receipt by
the Lender of the following documents, each dated as of the Closing Date, as applicable, in form and substance satisfactory to the Lender and its counsel:

          (i)  This Agreement, executed and
     delivered on behalf of each Guarantor and the Borrower;

         (ii)  The Note, executed and
     delivered on behalf of the Borrower;

        (iii)  The Security Agreement,
     executed and delivered on behalf of the
     Borrower, together with:

                 (x   UCC-1 financing
          statements executed and delivered by
          the Borrower naming the Borrower as
          "debtor" and the Lender as "secured
          party" in form appropriate for
          filing in all jurisdictions as may
          be necessary in the reasonable
          opinion of the Lender, to perfect
          the security interest contemplated
          under the Security Agreement; and

                 (y   evidence that all other
          actions necessary to perfect the
          security interest contemplated under
          the Security Agreement have been
          taken;

          (iv) A copy of the resolutions of
     the Borrower authorizing (A) the
     execution, delivery and performance of
     the Loan Documents and the Related
     Documents by the Borrower, (B) the
     borrowings contemplated hereunder and
     (C) the granting of the security interest contemplated under the Security
     Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

         (v)   A certificate of the Secretary
     or an Assistant Secretary of the Borrower certifying the names and the signatures of the officers of the Borrower authorized to sign the Loan Documents and the Related Documents to be delivered hereunder;

        (vi)   Copies of (A) the Certificate
     of Incorporation of the Borrower and each amendment thereto and (B) the By-Laws of the Borrower and each amendment thereto, certified by the Secretary or an Assistant Secretary of the Borrower as being true, complete and correct as of the Closing Date;

       (vii)  Original certificates or other
     evidence from the Secretary of State or
     other appropriate authority of the State of Delaware and of each jurisdiction where the Borrower is qualified to do business, evidencing the good standing of the Borrower in the State of Delaware and such other jurisdictions;

         (viii)  A copy of the resolutions of
     each Guarantor authorizing the execution, delivery and performance of the Loan
     Documents and the Related Documents to
     which it is a party, certified by the
     Secretary or an Assistant Secretary of
     such Guarantor as of the Closing Date,
     which certificate shall state that the
     resolutions thereby certified have not
     been amended, modified, revoked or
     rescinded as of the date of such
     certificate;

          (ix) A certificate of the Secretary
     or an Assistant Secretary of each
     Guarantor certifying the names and the
     signatures of the officers of such
     Guarantor authorized to sign the Loan
     Documents and the Related Documents to
     which it is a party to be delivered
     hereunder;

         (x)   Copies of (A) the Certificate
     of Incorporation of each Guarantor and
     each amendment thereto and (B) the
     By-Laws of each Guarantor and each
     amendment thereto, certified by the
     Secretary or an Assistant Secretary of
     such Guarantor as being true, complete
     and correct as of the Closing Date;

        (xi)   Original certificates or other
     evidence from the Secretary of State or
     other appropriate authority of the State of Delaware and of each jurisdiction where each Guarantor is qualified to do business, evidencing the good standing of such Guarantor in the State of Delaware and such other jurisdictions;

       (xii)  The Lender shall have received
     copies of the Related Documents (all in
     form and substance satisfactory to the
     Lender and its counsel) certified by the Secretary or an Assistant Secretary of each Guarantor and the Borrower, respectively, as being true, complete and correct as of the Closing Date and that all conditions precedent to the effectiveness of such Related Documents shall have occurred;

        (xiii) A certificate of a Responsible
     Officer of the Guarantors certifying that there is no default under any credit agreement to which such Loan Party is a party;

         (xiv)  UCC, judgment and tax lien
     search reports for the Guarantors in form and substance satisfactory to the Lender and its counsel;

        (xv)  Opinion of counsel to the
     Guarantors and the Borrower substantially in the form of Exhibits E-1 and E-2 hereto; and

      (xvi)  Such other documents and
     instruments as the Lender or its counsel shall reasonably request.

     (b)  Representation and Warranties.  Each
of the representations and warranties made by or on behalf of each Loan Party herein or in any other Loan Document to which it is a party shall be true and correct in all respects on and as of the Closing Date.

     (c)  No Default or Event of Default.  No
Default or Event of Default shall have
occurred and be continuing on and as of the Closing Date.

     (d)  Fees.  On the Closing Date, the
Borrower shall have paid all fees and expenses incurred by the Lender in connection herewith including, without limitation, fees and expenses of counsel to the Lender, fees of the Custodian and such other categories of fees and expenses as Lender shall advise the Borrower at least two (2) Business Days prior to the Closing Date.

     (e)  Due Diligence.  The Lender shall
have completed to its satisfaction its due diligence review of each Loan Party and its respective management, controlling stockholders, systems, underwriting, servicing and collection operations, static pool performance and its loan files.

     (f)  Change in Management.  No change
shall have occurred in the management of any Loan Party or of any of its material operating
Subsidiaries which, in the reasonable judgment of the Lender, would result in a Material
Adverse Change.

     (g)  No Material Adverse Change.  No
Material Adverse Change shall have occurred.

     (h)  Servicing Audit Report.  The Lender
shall have received a copy of the most recent servicing audit report prepared by Deloitte &
Touche LLP with respect to the servicing of the Portfolio Contracts.

     Section 4.02.  Conditions Precedent to
All Loans. The Lender's obligation to make any Loan hereunder is subject to the following conditions precedent and the giving of a Notice of Borrowing by the Borrower pursuant to Section 2.03 and the acceptance of the proceeds of any Borrowing by the Borrower shall be deemed certification by the Borrower that the following conditions shall have been met:

     (a)  Representation and Warranties.  Each
of the representations and warranties made by or on behalf of each Loan Party herein or in any other Loan Document to which it is a party shall be true and correct in all respects on and as of the Borrowing Date, before and after giving effect to the Borrowing to be made on such date and the application of the proceeds therefrom, as though made on and as of such date.

     (b)  No Default or Event of Default.
After giving effect to such Borrowing and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of such Borrowing Date.

     (c)  No Violation.  The making of the
Loans on such Borrowing Date will not violate any Requirement of Law applicable to the Lender.

     (d)  Contract Eligibility Criteria.  On
and as of the Borrowing Date, each of the representations and warranties set forth in
Schedule I hereto is true and correct for all Contracts to be purchased by the Borrower from Aegis Auto Finance on such date and pledged to the Lender under the Security Agreement on such date and no such Contract is or had been an Ineligible Contract; provided that if any Contract was an Ineligible Contract because it had a First Payment Default, such Contract may be included in the Collateral provided that as of the last date of the immediately preceding calendar month and as of such Borrowing Date such Contract is delinquent less than thirty
(30) days. No Contract was originated in any jurisdiction in which the Borrower is required to be licensed in order to own such Contract and such license has not been obtained prior to the Borrower owning such Contract.

     (e)  Change in Management.  No change
shall have occurred in the management of any Loan Party or of any of its material operating
Subsidiaries which, in the reasonable judgment of the Lender, would result in a Material
Adverse Change.

     (f)  Purchase Agreement, Etc..  Each of
the conditions precedent to the Borrower's obligation to purchase any Contract from Aegis
Auto Finance under the Purchase Agreement shall have been fulfilled in all respects and not waived and the Borrower shall have delivered to the Lender the opinions set forth in Section 6.17(b) hereof.

     (g)  Deliveries.  The Lender shall have
received the following:

            (i   The Borrower shall have
          delivered to the Lender a Notice of
          Borrowing in compliance with Section
          2.03 hereof.

           (ii   The Borrower shall have
          delivered to the Lender and the
          Custodian at least four (4) Business
          Days prior to the proposed Borrowing
          Date in computer readable form, a
          detailed listing of all Contracts to
          be purchased with the proceeds of
          the Borrowing (the "List of
          Contracts") and such other data
          relating to the Contracts and the
          Related Assets as the Lender may
          reasonably request.

          (iii   The Lender shall have
          received from the Custodian a
          certification from the Custodian
          that all items required to be
          delivered to the Custodian pursuant
          to Section 2(b) of the Custodian
          Agreement with respect to the
          Contracts to be purchased by the
          Borrower from Aegis Auto Finance on
          such Borrowing Date have been
          delivered.

           (iv   The Lender shall have
          received UCC-3 Partial Release
          Statements (or other appropriate
          forms) in appropriate form for
          filing duly executed by III Finance
          Ltd. releasing the Contracts to be
          purchased by the Borrower from Aegis
          Auto Finance on such Borrowing Date
          from the security interest of III
          Finance Ltd.

            (v   The Lender shall have
          received the most recent Borrowing
          Base Certificate required to be
          delivered in accordance with Section
          6.13 hereof.


                 ARTICLE V. REPRESENTATIONS AND
WARRANTIES

     In order to induce the Lender to enter
into this Agreement and to make the Loans hereunder, each Loan Party hereby represents and warrants to the Lender as follows:

     Section 5.01.  Existence; Conduct of
Business. Each Loan Party, and each of its respective Subsidiaries, is a duly organized and valid existing corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business and in good standing in each jurisdiction where the conduct of its business or the ownership, lease or operation of its property requires such qualification, except where the failure to be so qualified could not have a Material Adverse Effect. Each Loan
Party and each of its respective Subsidiaries has all requisite power and authority to own and operate its property, to lease its property it operates as lessee and to conduct and transact the business in which it is engaged.

     Section 5.02.  Corporate Power and
Authority. Each Loan Party has all requisite corporate power and authority to execute and deliver the Loan Documents and the Related
Documents to which it is a party and to carry out the terms and provisions thereof on its part to be performed and each Loan Party has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance by such Loan Party of the Loan Documents and the Related Documents to which it is a party and in the case of the Borrower, the Borrowings contemplated hereunder, and the granting of the security interest contemplated by the Security
Documents to which it is a party.  Each Loan
Document and each Related Document to which it is a party constitutes a legal, valid and binding obligation of each Loan Party, and is enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles regardless of whether enforcement is sought in a proceeding in equity or at law.

     Section 5.03.  No Violation.  Neither the
execution and delivery of the Loan Documents or the Related Documents to which it is a party nor the consummation of the transactions contemplated thereby, nor compliance with the provisions thereof will violate any provision of the Certificate of Incorporation or By-Laws of any Loan Party or will violate any Requirement of Law or conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument or contractual obligation to which any Loan Party is a party or by which it or any of its property may be bound or affected or result in the creation or imposition of any Lien upon any property of any Loan Party thereunder, except, in the case of the Borrower, as contemplated by the Security Agreement.

     Section 5.04.  Approvals, Authorizations,
Consents, etc. All approvals, authorizations, consents, orders or other actions or registrations with or notices to any Person or Governmental Authority required to be obtained, made or given by any Loan Party in connection with the execution, delivery and performance of the Loan Documents and the Related Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and properly obtained, made or given by such Loan
Party and are in full force and effect.

     Section 5.05.  No Litigation.  Except as
otherwise disclosed to the Lender in writing on or before the Closing Date, there are no pending or, to such Loan Party's knowledge, threatened actions, suits or other proceedings by or against any Loan Party or any of its respective Subsidiaries before any court, arbitrator or other Governmental Authority which challenge or affect the legality, validity or enforceability of any Loan
Document or any Related Document or the
transactions contemplated thereby or which individually or in the aggregate could have a Material Adverse Effect.

     Section 5.06.  Tax Liability.  Each Loan
Party and each of its respective Subsidiaries has filed or caused to be filed all tax returns (Federal, State and local) (or requests for extension which are routinely granted) which are required to be filed and, except as otherwise permitted by Section 6.04 hereof, has paid all taxes including those which have become due pursuant to such returns or pursuant to any assessments made against it or any of its properties, as the case may be, and all other material taxes or other charges imposed on it or any of its properties by any Governmental Authority; and no tax Liens have been filed.

     Section 5.07.  Regulation G.  No proceeds
of any Loan will be used, directly or
indirectly, by the Borrower for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a "purpose credit" within the meaning of Regulation G of the Board.

     Section 5.08.  Permits, Licenses,
Approvals, Consents,  Compliance with
Requirements of Law, etc. Each Loan Party and each of its respective Subsidiaries has obtained any and all permits, licenses, approvals and consents of any Governmental
Authority as may be required to sell or
purchase the Contracts, as the case may be, and to conduct or transact its business or own, lease or operate its properties and is in material compliance with all applicable
Requirements of Law.

     Section 5.09.  Financial Statements;
Material Adverse Change. (a) All financial statements of each Loan Party delivered to the Lender fully and accurately present the financial position of such Loan Party, as of the respective dates thereof in accordance with GAAP.

     (b)  Since June 30, 1995, there has been
no Material Adverse Change.

     (c)  Since its date of incorporation, the
Borrower has conducted no business other as is necessary in connection with the execution, delivery and performance of the Loan Documents and the Related Documents and the consummation of the transactions contemplated thereby.

     Section 5.10.  The Investment Company
Act, Etc.. No Loan Party is, or is directly or indirectly, controlled by any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

     Section 5.11.  The Security Agreement.
Each of the representations and warranties of the Borrower contained in the Security
Agreement is true and correct.

     Section 5.12.  Eligible Contracts.  All
Contracts included in the Borrowing Base are Eligible Contracts.

     Section 5.13.  Ownership of Properties;
Insurance. (a) Each Loan Party has good and marketable title to any and all of its respective properties and assets free and clear of Liens, except, in the case of the Borrower, as contemplated by the Security
Agreement, and except for Permitted Liens.

     (b)  Set forth on Schedule IV hereto is a
true and accurate list of all insurance
maintained by each Loan Party. Each such policy is in full force and effect and all premiums due and owing thereon are current.

     Section 5.14.  Ownership of the Borrower.
Aegis owns beneficially and of record all of the issued and outstanding Capital Stock of Aegis Consumer Finance and Aegis Consumer
Finance owns beneficially and of record all of the issued and outstanding shares of the Capital Stock of the Borrower in each case free and clear of all Liens.

     Section 5.15.  Full Disclosure.  No
representation or warranty made by or on behalf of any Loan Party contained in any Loan
Document or Related Document and no
information (written or oral), certificate, financial statement or report furnished or to be furnished by or on behalf of any Loan Party thereunder or in connection with the transactions contemplated thereby, contains or will contain an untrue statement of a material fact, or, omits or will omit to state any material fact (including without limitation, whether any Loan Party or any of its respective Subsidiaries or any of their respective officers or directors (past or present) is (or during the last five (5) years has been) under civil or criminal investigation by any Governmental Authority or is under indictment by any Governmental
Authority) necessary to make the statements herein or therein contained, in light of the circumstances in which made, not misleading.

     Section 5.16.  Intellectual Property.
Each Loan Party and each of its respective
Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property") except for those the failure to own or license which could not have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual
Property, nor does any Loan Party know of any valid basis for any such claim. The use of such Intellectual Property by each Loan Party and its respective Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse
Effect.

     Section 5.17.  ERISA.  Except as set
forth on Schedule V hereto, no Loan Party nor any of its respective Subsidiaries maintains any Plans, and each Loan Party agrees to notify the Lender in advance of forming any Plans. No Loan Party nor any Commonly
Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made.
Each Loan Party will give notice if at any time it or any Commonly Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plan or Multiemployer Plan. All Plans maintained by any Loan Party or any Commonly Controlled
Entity are in substantial compliance with all applicable laws (including ERISA). No Loan
Party is an employer under any Multiemployer
Plan.

     Section 5.18.  Subsidiaries.  The Persons
listed on Schedule VI constitute all the principal operating Subsidiaries of each Loan
Party at the date hereof. Schedule VI sets forth the name, type of entity and jurisdiction of organization of each such Subsidiary, the amount of authorized, and issued and outstanding Capital Stock of each such Subsidiary, and the holder or holders of such issued and outstanding Capital Stock of each such Subsidiary, in each case as of the date hereof.

     Section 5.19.  Related Documents.  Each
of the representations and warranties made by any Loan Party or Aegis Auto Finance in any
Related Document to which it is a party are true and correct in all respects. No party to any Related Document is in default under any of its obligations thereunder.

                    ARTICLE VI.  AFFIRMATIVE COVENANTS

     Until all of the Obligations have been
paid in full, the Commitment has been
terminated and this Agreement has been
terminated:

     Section 6.01.  Financial Statements and
Other Information. Each Loan Party shall furnish to the Lender:

     (a)  as soon as available, but in any
event within ninety (90) days after the end of each fiscal year, sixty (60) days after the end of each fiscal quarter and forty-five (45) days after the end of each fiscal month of such Loan Party, occurring during the term of this Agreement, a copy of the balance sheet of such Loan Party, as at the end of such fiscal year, fiscal quarter or fiscal month, as applicable, and the related statements of income, cash flow and changes in stockholders equity (for the year-end statements only) for such Loan Party, for such fiscal period, in each case setting forth in comparative form the corresponding figures for the previous year, accompanied by all relevant notes and, in the case of its fiscal year-end balance sheet, an opinion, without a going concern or like qualification or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing as fairly presenting the financial condition and results of operation of such Loan Party;

     (b)  concurrently with the delivery of
the financial statements referred to in
Section 6.01(a) above a certificate of a Responsible Officer of such Loan Party that such financial statements were prepared in accordance with GAAP (except that with respect to monthly and quarterly financial statements, pursuant to interim accounting and disclosure rules and regulations, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP will be condensed or omitted) and that, to the best of such officer's knowledge after due inquiry, such Loan Party, during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate, which certificate shall also demonstrate in reasonable detail the calculations used in determining compliance with Sections 7.06, 7.07 and 7.08 hereof;

     (c)  promptly upon receipt thereof,
copies of all reports (including, without limitation management letters), if any, submitted to any Loan Party by its auditors, in connection with each audit or review of its books by such auditors;

     (d)  promptly, and in any event no later
than three (3) Business Days, after the
commencement thereof or any adverse
development with respect thereto, written notice of any actions, suits or proceedings
(including arbitrations) threatened or pending by or against any Loan Party or any of its respective Subsidiaries before any court, arbitrator or other Governmental Authority which, individually or in the aggregate, could have a Material Adverse Effect;

     (e)  promptly, upon the issuance thereof,
copies of all notices, reports and
registration statements, if any, which any Loan Party or any of its respective
Subsidiaries files with or receives from, as applicable, the Securities and Exchange
Commission or other Governmental Authority;

     (f)  promptly upon completion thereof, a
copy of each servicing audit report prepared by independent certified public accountants of nationally recognized standing with respect to the servicing of the Portfolio Contracts; and

     (g)  with reasonable promptness, such
other information respecting the business, operations, properties or condition (financial or otherwise) or prospects of each Loan Party and its respective Subsidiaries or the Collateral as the Lender may reasonably request from time to time.

     Section 6.02.  Compliance with Laws, etc.
Each Loan Party shall, and shall cause each of its respective Subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and
(ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each
Related Document, or by which it or any of its properties may be bound or affected, individually or in the aggregate, the failure to comply therewith could have a Material
Adverse Effect.

     Section 6.03.  Preservation of Corporate
Existence; Conduct of Business.  Each Loan
Party shall, and shall cause each of its respective Subsidiaries to, preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such qualification could have a Material Adverse
Effect and continue to engage in the same type of business in which it is engaged on the Closing Date.

     Section 6.04.  Payment of Taxes and
Claims, etc. Each Loan Party shall, and shall cause each of its respective Subsidiaries to, pay, when due (after giving effect to any extensions), (i) all taxes, assessments and governmental charges imposed upon it or upon any of its properties and (ii) all claims
(including without limitation claims for labor, materials, supplies or services) which could, if unpaid, individually or in the aggregate, have a Material Adverse Effect or become a Lien upon its respective properties.

     Section 6.05.  Keeping of Books,
Visitation, Inspection, etc.  (a)  Each Loan
Party shall, and shall cause each of its respective Subsidiaries to, keep proper books of record and account, containing complete and accurate entries of all financial and business transactions relating to the business, operations, properties or condition (financial or otherwise) of such Loan Party in conformity with GAAP and all Requirements of Law.

     (b)  Each Loan Party shall maintain and
implement administrative and operating proce-

dures (including, without limitation, the ability to recreate records regarding the Contracts in the event of the destruction of any original records thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts
(including, without limitation, records
adequate to permit the identification of all Collections and adjustments to each existing
Contract).

     (c)  Each Loan Party shall, and shall
cause each of its respective Subsidiaries to, permit any representative of the Lender to visit and inspect any of the properties of such Loan Party and each such Subsidiary to examine the books and records of such Loan
Party and each of its Subsidiaries and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of such Loan Party and each such Subsidiary or any of the Collateral with the officers and independent public accountants thereof and as often as the Lender may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice.

     Section 6.06.  Pay Obligations.  Each
Loan Party shall, and shall cause each of its respective Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all obligations under or pursuant to all its material obligations, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and such Loan Party or such Subsidiary has established adequate reserves in accordance with GAAP with respect thereto and no Liens in respect thereof have been filed.

     Section 6.07.  Notice of Default, etc.
Each Loan Party shall promptly, and in any event within two (2) Business Days, after such Loan Party has knowledge thereof, notify the Lender in writing of (i) the occurrence of any Default or Event of Default, or (ii) any default, or event, condition or occurrence which with notice or lapse of time, or both, would constitute a default by any party thereto under any indenture, mortgage, deed of trust, agreement or other instrument or contractual obligation to which it is a party or by which any of its properties may be bound or affected, or any other event or occurrence which in any such case individually or in the aggregate could have a Material Adverse
Effect.

     Section 6.08.  Notice of Material Adverse
Change; Material Adverse Effect.  Each Loan
Party shall promptly, and in any event within two (2) Business Days, after such Loan Party becomes, or reasonably should have become, aware thereof, give the Lender notice in writing of the occurrence of any Material
Adverse Change, and of the occurrence of any event or condition that may have a Material
Adverse Effect.

     Section 6.09.  Further Assurances.  At
its sole cost and without expense to the Lender, on demand, each Loan party shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as the Lender shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto the Lender the property and rights pledged or assigned or intended now or hereafter so to be, or which the Borrower may be or may hereafter become bound to convey, pledge or assign to the Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or any of the other Loan Documents, or for filing, registering or recording of the Security Documents.

     Section 6.10.  Enforceability of
Obligations. Each Loan Party shall take, or cause to be taken, such actions as are reasonably within its power to ensure that, with respect to each Contract, the obligation of any related Obligor to pay the unpaid balance of such Contract in accordance with the terms thereof remain legal, valid, binding and enforceable against such Obligor.

     Section 6.11.  Fulfillment of
Obligations. Each Loan Party shall observe and perform or cause to be observed or performed, all material obligations and undertakings on its part to be observed and performed under or in connection with the Contracts and Related Assets, and will duly observe and perform all material provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related thereto, will do nothing to impair the Borrower's right, title and interest or the security interest of the Lender in and to the Contracts, the Related
Assets and the other Collateral and will pay when due, or cause to be paid when due, any taxes, including without limitation any sales tax, excise tax or other similar tax or charge, payable by such Loan Party or Aegis
Auto Finance in connection with the Contracts, the Related Assets and the other Collateral and their creation and satisfaction.

     Section 6.12.  Dealer Recourse.  Each
Loan Party shall, or shall cause Aegis Auto
Finance to, diligently exercise all its rights and remedies against Dealers arising under Dealer Agreements with respect to the Con-

tracts from time to time and to the extent of any cash or other recoveries thereunder. Each
Loan Party shall, and cause Aegis Auto Finance to, hold such amounts in trust for the benefit of the Lender, segregated from all other funds of such Loan Party or Aegis Auto Finance, as the case may be, and each Loan Party shall, and shall cause Aegis Auto Finance to, forthwith upon receipt by such Loan Party or Aegis Auto Finance, as the case may be, turn over to the Lender in the exact form received
(duly indorsed to the Lender, if required) to be applied to the Obligations.

     Section 6.13.  Borrowing Base
Certificates. The Borrower shall deliver to the Lender no later than 10:00 a.m. (New York
City time) two (2) Business Days prior to each Remittance Date during the term hereof, a Borrowing Base Certificate as of the close of business on the last day of the immediately preceding calendar month.

     Section 6.14.  Monthly Reporting
Requirements. Each Loan Party, as applicable, shall deliver, or cause to be delivered, to the Lender no later than 10:00 a.m. (New York
City time) two (2) Business Days prior to each Remittance Date during the term hereof, the following:

     (a)  A Remittance Certificate signed by a
Responsible Officer of the Borrower.

     (b)  A Portfolio Contracts Certificate
signed by a Responsible Officer of the
Borrower stating that as of the last day of the immediately preceding calendar month, no Portfolio Event has occurred or if a Portfolio
Event occurred, a statement to that effect and a description of the nature thereof, which certificate shall demonstrate in reasonable detail the calculations used in determining whether any Portfolio Event has occurred and attaching thereto true, complete and correct copies of its "Repossession, Inventory, Claims
Pending, Gross and Net Loss Experience" and
"Non-Performing Receivables" and "Historical
Bucket" management reports, in each case in the form attached to Exhibit C-3 hereto.

     Section 6.15.  Corporate Separateness of
the Borrower. The Borrower shall at all times hold itself out to the public, including its parent, under the Borrower's own name and as a separate and distinct entity from its parent.
At all times at least one director and one executive officer of the Borrower (or one individual serving in both capacities) shall be a Person who is not a director, officer or employee of any Person owning of record more than 10% of the outstanding shares of common stock of the Borrower or any Person which owns beneficially more than 10% of the outstanding common stock of the Borrower. The Borrower shall maintain separate corporate records and books of account from those of its parent, shall not commingle its assets with any other
Person and shall take appropriate Board of Directors action to authorize its corporate actions. The Borrower shall take all actions necessary to maintain its distinct corporate separate identity from all other Persons.

     Section 6.16.  Insurance.  Each Loan
Party shall, and shall cause each of its respective Subsidiaries to, maintain the insurance set forth in Schedule V hereto and shall maintain, and shall cause each of its Subsidiaries to maintain, such other insurance as is customary for a Person engaged in a similar business and each Loan Party shall, and shall cause each of its respective
Subsidiaries to, pay all insurance premiums payable for such insurance coverage on or before the due date therefor. Each Loan Party shall upon request of the Lender deliver a copy of the policies of such insurance to the Lender, together with evidence of payment of all premiums therefor.

     Section 6.17.  Post-Closing Deliveries.

     (a)  The Loan Parties shall deliver to
the Lender each item set forth in the letter agreement dated as of May 17, 1996 among the Loan Parties and the Lender within the time frame set forth therein.

     (b)  On or before each Borrowing Date
following the consummation of any
securitization by any Loan Party or any
Affiliate thereof, the Loan Parties shall cause to be delivered to the Lender an opinion of counsel for each state in which the concentration of retail installment sales contracts so securitized equaled or exceeded ten percent (10%) of the pool of retail installment sales contracts so securitized to the extent an opinion for such state has not been rendered previously to the Lender hereunder.


                     ARTICLE VII.  NEGATIVE COVENANTS

     Until all of the Obligations have been
paid in full, the Commitment has been
terminated and this Agreement has been
terminated:

     Section 7.01.  Liens and Other Interests.
The Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien or any other interest in, any of its properties or assets including, without limitation, any option to buy or right to receive income with respect to the Collateral, except as contemplated by the Security
Agreement.

     Section 7.02.  Sale and Purchase
Agreement, etc. No Loan Party will amend, modify, waive any condition precedent or default under or otherwise supplement, or sell, pledge, assign or transfer any of its rights or obligations under, any Related
Document to which it is a party without the prior written consent of the Lender.

     Section 7.03.  Special Purpose.  The
Borrower will not amend its Certificate of Incorporation as in effect on the date hereof.

     Section 7.04.  Indebtedness.  The
Borrower will not incur any Indebtedness or contract to incur any Indebtedness other than the Loans.

     Section 7.05.  Merger or Consolidation.
No Loan Party will, sell, pledge, assign or transfer to any other Person, all or substantially all of its properties or assets, or merge or consolidate with or acquire all or substantially all of the assets or properties of, any other Person; provided that so long as no Default or Event of Default has occurred and is continuing or will result therefrom, either Guarantor may merge or consolidate with or acquire all or substantially all of the assets of another Person, provided that in the case of any merger or consolidation, such Guarantor is the surviving corporation and such merger or consolidation does not have an adverse effect on the condition (financial or otherwise) of such Guarantor.

     Section 7.06.  Net Worth of Aegis.  Aegis
shall not permit its Net Worth at any time to be less than the greater of (i) $15,000,000;
and (ii) eighty-five percent (85%) of its Net
Worth as at the end of the prior fiscal year.

     Section 7.07.  Total Indebtedness to Net
Worth of Aegis. Aegis shall not permit the ratio of its total Indebtedness (excluding
Indebtedness related to structured receivables transactions) to Net Worth to exceed 13:1.
Aegis shall advise the Lender of the
incurrence or assumption of any Indebtedness, except any Indebtedness incurred in the ordinary course of business.

     Section 7.08.  Dividends, etc.  No Loan
Party shall pay any dividends, whether in cash or property (other than through the issuance of the shares of its Capital Stock), on or redeem, repurchase or otherwise acquire any shares of its Capital Stock (other than with respect to Aegis, redemptions of the Series C
Preferred Stock Redemption); provided that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Aegis Consumer Finance may pay cash dividends to Aegis and Aegis may pay cash dividends on its Capital Stock from funds legally available therefor in an aggregate amount not to exceed the lesser of (x)
$1,000,000 and (y) fifty percent (50%) of its net income as determined in accordance with GAAP for the prior fiscal year.

     Section 7.09.  Transactions with
Affiliates. No Loan Party will, or will permit any of its respective Subsidiaries to, enter into, or be a party to, any transaction with any Affiliate thereof, except, in the ordinary course of business, and upon fair and reasonable terms which are no less favorable to such Loan Party or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate;
provided that for the purposes of this Section
7.09 no Loan Party shall be deemed an
Affiliate of any other Loan Party.


                     ARTICLE VIII.  EVENTS OF DEFAULT

     Section 8.01.  Events of Default.  If any
one or more of the following events (each an "Event of Default") shall occur:

          (a)  the Borrower shall fail to pay
     any principal of any Loan when due,
     whether at maturity, by required
     prepayment or otherwise; or the Borrower shall fail to pay any interest on any Loan or any other Obligation within two
     (2) Business Days after the same shall
     become due and payable (whether at
     maturity, by acceleration or otherwise);
     or either Guarantor shall fail to pay any Obligation in accordance with Section
     9.01 hereof when due; or

          (b)  Any Loan Party shall fail to
     perform or observe any covenant,
     agreement or provision contained in
     Sections 6.07(i) or 6.15 or in Article
     VII of this Agreement on its part to be
     performed; or any Loan Party shall fail
     to perform or observe any covenants or
     agreement contained in any other Loan
     Document to which it is a party; or any
     Loan Party shall fail to perform any
     covenant, agreement or provision
     contained in Sections 6.07(ii), 6.08
     through and including 6.14 and 6.16 of
     this Agreement and such default shall
     continue unremedied for a period of ten
     (10) or more days; or

          (c)  Any Loan Party shall fail to
     perform or observe any other covenant or agreement contained herein (other than as described in subsections (a) and (b) above) and such default shall continue unremedied for a period of fifteen (15) or more Business Days; or

          (d)  Any Loan Party or any of its
     respective Subsidiaries shall fail to pay any principal or interest on any Indebtedness (other than in the case of the Borrower the Loans) which individually or in the aggregate exceeds
     $100,000; or any other event shall occur or condition shall exist under any agreement or instrument under or pursuant to which any such Indebtedness of any Loan Party or any of its respective
     Subsidiaries may have been issued,
     created, assumed, guaranteed or secured
     by any Loan Party or any of its
     respective Subsidiaries and any such
     payment or other default shall continue
     for more than the grace period, if any,
     therein specified, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared due and payable prior to the stated maturity thereof; or

          (e)  any representation or warranty
     made or deemed made by or on behalf of
     any Loan Party in any Loan Document or
     Related Document to which it is a party
     shall prove to have been incorrect in any material respect when made or deemed made; or

          (f)  if any Loan Party or any of its
     respective Subsidiaries shall (i) apply
     for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent,
     (vi) file a petition seeking to take
     advantage of any other law providing for the relief of debtors, or (vii) take any corporate action for the purpose of effecting any the foregoing; or

          (g)  a case or other proceeding
     shall be commenced without the
     application or consent of any Loan Party or any of its respective Subsidiaries, in any court of competent jurisdiction, seeking the liquidation or readjustment of debts, the appointment of a trustee, receiver, custodian or liquidator of such Loan Party or any of its respective
     Subsidiaries or of all or any substantial part of its property, or any similar action with respect to any Loan Party or any of its Subsidiaries under the federal bankruptcy laws (as now or hereafter in effect) or any other laws relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days, or an order for relief against any Loan Party or any of its Subsidiaries shall be entered in an involuntary case under such bankruptcy law; or

          (h)  (i)  any Person shall engage in
     any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 or ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly
     Controlled Entity, (iii) a Reportable
     Event shall occur with respect to, or
     proceedings shall commence to have a
     trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which
     Reportable Event or commencement of
     proceedings or appointment of a trustee
     is, in the reasonable opinion of the
     Lender, likely to result in the
     termination of such Plan for purposes of Title IV of ERISA, (iv) any Single
     Employer Plan shall terminate for
     purposes of Title IV of ERISA, (v) any
     Loan Party or any Commonly Controlled
     Entity shall, or in the reasonable
     opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

          (i)  a final judgment(s) or order(s)
     for the payment of money shall be
     rendered against any Loan Party or any of its respective Subsidiaries which individually or in the aggregate exceeds
     $100,000 and such judgment or order shall continue unsatisfied and in effect for a period of thirty (30) consecutive days unless such judgment or order shall have been vacated, released, fully bonded or stayed; or

          (j)  for any reason the Lender shall
     fail to have a valid, perfected first
     priority security interest in any of the Collateral, subject to no other Liens, or any Loan Document shall for any reason cease to be in full force and effect or any Loan Party or any other Person shall so assert in writing; or

          (k)  any party to any Related
     Document shall fail to perform any of its obligations under any Related Document to which it is a party and such failure shall continue unremedied for a period in excess of the grace period, if any, specified therein, as such document is in effect on the date hereof; or

          (l)  a Portfolio Event shall occur;
     or

          (m)  the Borrower ceases to be a
     wholly-owned Subsidiary of Aegis Auto
     Finance, Aegis Auto Finance shall cease
     to be a wholly-owned Subsidiary of Aegis
     Consumer Finance or Aegis Consumer
     Finance ceases to be a wholly-owned
     Subsidiary of Aegis in each case free and clear of all Liens; or

          (n)  any Loan Party or any Affiliate
     thereof shall default under any agreement with, or other contractual obligation to, the Lender or any Affiliate of the Lender; or

          (o)  a Material Adverse Change shall
     occur;

then, and in any such event, (A) if such event is an Event of Default specified in paragraphs
(f) or (g) above with respect to any Loan
Party, the Commitment hereunder shall
immediately terminate and the Total
Outstandings, together with accrued and unpaid interest thereon, and all other Obligations shall immediately become due and payable without notice of any kind, and (B) if such event is any other Event of Default and if such Event of Default shall be continuing, the Lender may, by notice of default to the Borrower, terminate the Commitment hereunder, and/or declare the Total Outstandings, together with accrued and unpaid interest thereon, and all other Obligations to be due and payable forthwith, whereupon the same shall immediately become due and payable, and/or pursue any of its other rights, remedies, power and privileges under the Loan
Documents or otherwise. Except as expressly provided above in this Section 8.01, diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices of any kind are hereby expressly waived by the Borrower.


                          ARTICLE IX.  GUARANTEE

     Section 9.01.  Guarantee.  (a)  Each
Guarantor hereby jointly and severally
unconditionally and irrevocably guarantees to the Lender and its respective successors, endorsees, transferees and assigns, the due, punctual and complete payment and performance by the Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise of the Obligations.

     Section 9.02.  No Subrogation.
Notwithstanding any payment or payments made by a Guarantor hereunder or any setoff or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by the Borrower and the Guarantors on account of the Obligations are paid in full and the Commitment is terminated. If any amount shall be paid to a Guarantor on account of the subrogation rights at any time when all of the Obligations shall not have been paid in full and the Commitment shall not have been terminated, the amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, at the time and in the order as the Lender may determine.

     Section 9.03.  Amendments, etc. with
respect to the Obligations; Waiver of Rights.
Each Guarantor shall remain obligated
hereunder notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and this Agreement, any other Loan Document, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee set forth in this Article IX or any property subject thereto. When making any demand hereunder against a Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor (including, without limitation, any other Guarantor), and any release of the Borrower or the other guarantor
(including, without limitation, any other
Guarantor), shall not relieve any of its obligations or liabilities hereunder, and shall not impair or affect the rights, remedies, powers and privileges, express or implied, or as a matter of law, of the Lender against such Guarantor.

     Section 9.04.  Guarantee Absolute and
Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee of such Guarantor set forth in this Article IX or acceptance of the guarantee of such Guarantor set forth in this
Article IX; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee of each Guarantor set forth in this Article IX; and all dealings between the Borrower or the Guarantors, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee of each Guarantor set forth in this Article IX.
Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices of any kind to or upon the Borrower or such Guarantor with respect to the Obligations.
The guarantee of each Guarantor set forth in this Article IX shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to (a) the validity, regularity or enforceability of this
Agreement, any other Loan Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Lender, the Borrower or any Guarantor) which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee set forth in this Article IX, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against a Guarantor, the Lender may, but shall be under no obligation to, pursue the rights, remedies, powers and privileges as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto. Any failure by the Lender to pursue the other rights, remedies, powers or privileges or to collect any payments from the Borrower or any other Person or to realize upon any collateral security or guarantee or to exercise any right of offset, or any release of the Borrower or any other
Person or of any the collateral security, guarantee or right of offset, shall not relieve a Guarantor of any liability hereunder, and shall not impair or affect the rights, remedies, powers or privileges, whether express, implied or available as a matter of law, of the Lender against a Guarantor. The guarantee set forth in this
Article IX shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors and permitted assigns, and shall inure to the benefit of the Lender, and its respective successors, indorsee, transferees and assigns, until all the Obligations and the obligations of the Guarantors under the guarantee set forth in this Article IX shall have been satisfied by payment in full and the Commitment shall have been terminated, notwithstanding that from time to time while the Commitment is in effect during the term of this Agreement the Borrower may be free from any Obligations.

     Section 9.05.  Reinstatement.  The
guarantee set forth in this Article IX shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Guarantor or the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial party of its property, or otherwise, all as though the payments had not been made.

     Section 9.06.  Payments.  All payments by
a Guarantor under the guarantee set forth in this Article IX shall be paid by such Guarantor without set-off or counterclaim to the Lender at its office at 600 Steamboat
Road, Greenwich, Connecticut 06830 or to such other location or account as the Lender may specify to the Guarantors from time to time, in Federal or other immediately available funds in lawful money of the United States by 1:00 p.m. (New York City time) on the due date therefor.


                         ARTICLE X.  MISCELLANEOUS

     Section 10.01. Notices.  Except as
otherwise provided herein, all notices,
requests and other communications to any party hereunder or under the other Loan Documents shall be in writing (including telecopy or similar teletransmission or writing) and shall be given, to the parties hereto at the addresses set forth below:

if to Aegis:             The Aegis Consumer
Funding Group, Inc.
                         525 Washington Blvd.
                         Jersey City, New
Jersey 07310

                         Attention:  Joseph F.
Battiato
                         Telephone:  (201)
418-7337
                         Telecopy:   (201)
418-7339


if to Aegis Consumer:    Aegis Consumer
Finance, Inc.
     Finance             525 Washington Blvd.
                         Jersey City, New
Jersey 07310

                         Attention:  Joseph F.
Battiato
                         Telephone:  (201)
418-7337
                         Telecopy:   (201)
418-7339


if to the Borrower:      Aegis Auto Funding
Corp. III
                         525 Washington Blvd.
                         Jersey City, New
Jersey 07310

                         Attention:  Joseph F.
Battiato
                         Telephone:  (201)
418-7337
                         Telecopy:   (201)
418-7339


if to the Lender:        Greenwich Capital
Financial Products, Inc.
                         600 Steamboat Road
                         Greenwich,
Connecticut 06830
                         Attention:  Sandra
                         Fine Rosenbaum
                         Telephone:  (203)
                         622-5665
                         Telecopy:   (203)
629-4640

or to such other address or telecopier number as such party may hereafter specify by written notice to the other parties hereto. Except as otherwise provided for herein, each such notice, request or other communication shall be effective (i) if given by telecopier when transmitted to the telecopy number specified in this Section 10.01, (ii) if given by mail, 72 hours after such communication is deposited in the mails by certified mail, return-receipt requested, postage prepaid, addressed as aforesaid, or (iii) if given by any other means (including without limitation by air courier), when delivered at the address specified in this Section 10.01; provided that any notice required to be given under Sections
2.03 and 3.11 hereof shall not be effective until actually received by the Lender.

     Section 10.02. Amendments, Waivers, etc.
None of the Loan Documents or any terms
thereof may be amended, modified or otherwise supplemented except in writing signed by the parties hereto. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other
Default or Event of Default, or impair any right consequent thereon.

     Section 10.03. No Waiver; Remedies
Cumulative. No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies or privileges thereunder. The rights, remedies, powers and privileges provided in the Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

     Section 10.04. Payment of Expenses,
Indemnity, etc. Each Loan Party jointly and severally agrees to:

          (i)  pay or reimburse the Lender on
     demand for all its out-of-pocket costs
     and expenses incurred in connection with the development, preparation and execution of, and any amendment, modification or supplement to, or any waiver under, any Loan Document and any other document prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including without limitation the reasonable fees and disbursements of counsel to the Lender;

          (ii)  pay on demand all reasonable
     costs and expenses of the Lender,
     including without limitation the
     reasonable fees and disbursements of
     counsel to the Lender, in connection with the occurrence or continuance of a Default or Event of Default and the enforcement, collection, protection or preservation (whether through negotiations, legal proceedings or otherwise) of this Agreement or any other
     Loan Document, the Collateral, any
     Obligation or any right, remedy, power or privilege of the Lender hereunder or under any other Loan Document;

         (iii)  pay and hold the Lender
     harmless from and against any and all
     present and future stamp, excise,
     recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes or fees; and

        (iv)  indemnify the Lender and its
     Affiliates and each of their respective
     directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to the Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investiga-

     tion, claim, litigation or other
     proceeding, pending or threatened
     (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Agreement or any other Loan Document or any of the transactions contemplated herein or therein or any use of the proceeds of any Loan by the Borrower;
     provided that the Lender shall not be
     entitled to any indemnification for any
     of the foregoing resulting from its gross negligence or willful misconduct as determined by a final court of competent jurisdiction.

If and to the extent that the indemnity
obligations of the Borrower under this Section
10.04 may be unenforceable for any reason, the Borrower hereby agree to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

     Section 10.05. Benefits of Agreement.
(a)  This Agreement and the other Loan
Documents to which it is a party shall be binding upon and inure to the benefit of each of the Loan Parties and the Lender and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document to which it is a party without the prior written consent of the Lender.

     (b)  The Lender may assign or transfer
all or any of its rights or obligations under any Loan Document to any Affiliate of the Lender at any time without the prior written consent of any Loan Party.

     (c)  The Lender may sell or grant
participations in all or any of its rights and obligations under any Loan Document from time to time to one or more commercial banks or other entities upon such terms as the Lender may determine in its sole discretion without the prior written consent of any Loan Party.
Each Loan Party agrees that to the extent permitted by applicable law, each such participant shall be deemed to have the right of setoff in respect of its participating interest in the Loans and the Note to the same extent as if the amount of its participating interest in the Loans and the Note were owing directly to it as "Lender" under this Agreement or any Note. The Borrower also agrees that each participant shall be entitled to all benefits of Sections 3.07, 3.08 and
10.04 hereof with respect to its participating interest in the Loans and the Note. If the Lender shall sell or grant any such participation, each Loan Party shall continue to deal solely with the Lender.

     (d)  Each Loan Party hereby authorizes
the Lender to disclose any and all information regarding each Loan Party and each of its respective Subsidiaries whether received pursuant to the Loan Documents or otherwise to any assignee or participant or any proposed assignee or participant.

     Section 10.06. Right of Setoff.  If an
Event of Default shall have occurred and be continuing, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits and any and all indebtedness or other amounts at any time owing by the Lender to or for the credit or the account of any Loan Party against any of and all the obligations of any Loan Party now or hereafter existing under this Agreement or any other Loan Document held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured.
The rights of the Lender under this Section
10.06 are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

     Section 10.07. Survival of Agreement.
All covenants, agreements, representations and warranties made by each Loan Party herein, in the other Loan Documents to which it is a party and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Loans, the execution and delivery to the Lender of the Loan Documents regardless of any investigation made by the Lender, and shall continue in full force and effect as long as any Obligation is outstanding and so long as the Commitment has not been terminated.
Without prejudice to the survival of any other agreements contained herein and the other Loan
Documents, the obligations under Sections
3.07, 3.08 and 10.04 hereof shall survive payment in full of the Obligations and termination of the Commitment and this Agreement.

     SECTION 10.08. GOVERNING LAW.  THIS
AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND BE
GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK, EXCEPT TO THE EXTENT THAT THE
PERFECTION, AND THE EFFECT OF PERFECTION OR
NON-PERFECTION, OF THE SECURITY INTEREST
CONTEMPLATED UNDER THE SECURITY DOCUMENTS MAY
BE GOVERNED BY THE LAWS OF ANOTHER
JURISDICTION.

     Section 10.09. Counterparts.  This
Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

     Section 10.10. Headings Descriptive. The headings of the several articles and sections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

     Section 10.11. Severability.  Any
provision of this Agreement or any other Loan
Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

     Section 10.12.  Entire Agreement.  This
Agreement and the other Loan Documents
constitute the entire agreement among the
parties relative to the subject matter hereof.
Any previous agreement among the parties with
respect to the subject matter hereof is
superseded by this Agreement and the other
Loan Documents.   Nothing in this Agreement or
in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     Section 10.13.  Submission to
Jurisdiction; Venue. (a) Any legal action or proceeding against any Loan Party with respect to this Agreement or any other Loan Document to which it is a party may be brought in the courts of the State of New York located in New
York County or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Loan Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right of the Lender to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

     (b)  Each Loan Party irrevocably consents
to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of the Lender to serve process in any other manner permitted by law.

     (c)  Each Loan Party irrevocably waives
any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document to which it is a party in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 10.14.  Post-Closing Syndication
Amendments. Each Loan Party acknowledges that the Lender may in its sole discretion syndicate to other lenders acceptable to the Lender in its sole and absolute discretion, all or any part of the Commitment and the Loans. Each Loan Party agrees to cooperate with the Lender in connection with such syndication and to enter into such restatements of, and amendments, supplements and other modifications to, this Agreement and the other Loan Documents in order to give effect to such syndication.

     SECTION 10.15.  WAIVER OF JURY TRIAL.
EACH OF THE PARTIES HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY
IN RESPECT OF ANY LITIGATION ARISING DIRECTLY
OR INDIRECTLY UNDER OR IN CONNECTION WITH THIS
AGREEMENT OR ANY OTHER LOAN DOCUMENT.

          IN WITNESS WHEREOF, each of the
parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         THE AEGIS CONSUMER
FUNDING GROUP, INC.



                         By:

                         Title:



                         AEGIS CONSUMER
FINANCE, INC.



                         By:

                         Title:



                         AEGIS AUTO FUNDING
CORP. III



                         By:

                         Title:



                         GREENWICH CAPITAL
FINANCIAL
                           PRODUCTS, INC.



                         By:

                         Title:

SCHEDULE II

                          Underwriting Guidelines
                       SCHEDULE III

                             DEALER AGREEMENT